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                                                                 Exhibit  T3B-69

                                    LMI, INC.

                                     BY-LAWS

                            ARTICLE I - Stockholders

         1. Place of Meetings. All meetings of the stockholders shall be held either at the principal office of the corporation or at such other place within the United States as is determined by the Board of Directors and stated in the notice.

         2. Annual Meetings. The annual meeting of the stockholders entitled to vote shall be held at ten o'clock in the forenoon (or at such other time as is determined by the Board of Directors and stated in the notice) on the second Tuesday in April after the end of each fiscal year, if such day is not a legal holiday, and if a legal holiday, then on the next succeeding day that is not a Saturday, Sunday or legal holiday at such location as is determined by the Board of Directors and stated in the notice. Purposes for which an annual meeting is to be held, in addition to those prescribed by law, by the, Articles of Organization and by these By-Laws, may be specified by the President, the Treasurer or the Board of Directors or, upon written application delivered to the Clerk not less than twenty (20) days before the date of the meeting, by one or more stockholders who are entitled to vote and who hold at least one-tenth part in interest of the capital stock entitled to vote at the meeting.

         If such annual meeting is not held on the date fixed, or by adjournment therefrom, a special meeting of the stockholders shall be held in place thereof, and any business transacted or elections held at such special meeting shall have the same force and effect as if transacted or held at the annual meeting. Any such special meeting shall be called as provided in Section 3 of this Article I.

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         3.       Special Meetings. Special meetings of the stockholders
entitled to vote may be called by the President, the Treasurer or the Directors, and shall be called by the Clerk, or in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who are entitled to vote and who hold at least one--tenth part hi interest of the capital stock entitled to vote at the meetings. The call for the meeting shall state the day, hour, place and purposes of the meeting.

         4. Notice of Meetings. Notice of all meetings of stockholders, stating the place, date and hour thereof, and the purposes for which the meeting is called, shall be given to each stockholder by the Clerk or other person calling the meeting. Notice must be given in writing and such writing shall be sufficient if given personally or by postage--prepaid mailing, telegraph, telex or cable. Notice must be given at least 7 days before the meeting, to each stockholder entitled to vote thereat and to each stockholder who, under the Articles of Organization or these By-Laws, is entitled to such notice, such notice addressed to his usual place of business or residence as it appears upon the books of the corporation. No notice of a meeting of the stockholders need be given to any stockholder if such stockholder, by a writing (including, without limitation, by telegraph, telex, telecopy or cable) filed with the records of the meeting (and whether executed before or after such meeting) waives such notice, or if such stockholder attends the meeting without protest prior thereto or at its commencement the lack of notice to him.

         Every stockholder who is present at a meeting (whether in person or by proxy) shall be deemed to have waived notice thereof; provided, however, that in the absence of his waiver in

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writing, a stockholder may expressly reserve his objection to the transaction of any business as to which requisite notice was not given to him and on which he does not vote.

         5. Quorum of Stockholders. The holders of a majority interest of all stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum; except that, if two or more classes of stock are outstanding and entitled to vote as separate classes, then in the case of each such class, a quorum shall consist of the holders of a majority in interest of the stock of that class issued, outstanding and entitled to vote.

         6. Adjournments. Any meeting of the stockholders may be adjourned to any other time and to any other place by the stockholders present or represented at the meeting, although less than a quorum, or by any officer entitled to preside or to act as clerk of such meeting if no stockholder is present. It shall not be necessary to notify any stockholder of any adjournment. Any business which could have been transacted at any meeting of the stockholders as originally called may be transacted at any adjournment thereof.

         7. Votes and Proxies. At all meetings of the stockholders, each stockholder shall have one vote for each share of stock having voting power registered in such stockholder's name, and a proportionate vote for a fractional share, unless otherwise provided by the Articles of Organization or in these By-Laws. Scrip shall not carry any right to vote unless otherwise provided therein; but if scrip provides for the right to vote, such voting shall be on the same basis as fractional shares. Absent stockholders may vote in like manner by lawful proxy. No proxy which is dated more than six months before the meeting at which it is to be used shall be accepted, and no proxy shall be valid after the final adjournment of such meeting. Proxies need not be sealed or attested. A proxy with respect to stock held in the name of two or more persons

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shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise.

         8. Action at a Meeting. When a quorum is present, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such Class, the holders of a majority of the stock of that class present or represented and voting on a matter), except where a larger vote is required by law, the Articles of Organization or these By--Laws, shall decide any matter to be voted on by the stockholders. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election. The corporation shall not directly or indirectly vote any share of its stock.

         9. Action without a Meeting. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. Such consents shall be treated for all purposes as a vote at a meeting.

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                       ARTICLE II - Officers and Directors

         1. Elections. The corporation shall have a Board of Directors consisting of such number (but not less than the minimum number required by law or the Articles of Organization) as may be fixed by the stockholders, a President, a Treasurer and a Clerk and such other officers as the Board of Directors may from time to time designate. At each annual meeting, the stockholders shall fix the number of Directors to be elected, and shall elect Directors of each class of stock set forth in the Articles of Organization. As used in these By-Laws, the terms "Directors" and "Board of Directors" shall include Directors of all classes of stock, if more than one class is authorized by the Articles of Organization of the corporation, as may be amended from time to time. At any meeting, the stockholders may increase or decrease the number of, Directors within the limits above specified. The Chairman of the Board, if any, the President, the Treasurer and the Clerk shall be elected annually by the Directors at their first meeting following the annual meeting of the stockholders. The Board of Directors may, from time to time, elect or appoint such other officers as it may determine, including, but not limited to, one or more Vice-Presidents, one or more Assistant Treasurers, one or more Assistant Clerks, and a Secretary.

         No officer or Director need be a stockholder. The Chairman of the Board, if any, shall be elected by and from the Board of Directors, but no other officer need be a Director. Two or more offices may be held by any one person.

         If required by vote of the Board of Directors, an officer shall give bond to the corporation for the faithful performance of his duties, in such form and amount and with such sureties as the Board of Directors may determine. The premiums for such bonds shall be paid by the corporation.

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         2.       Tenure. Each Director shall hold office until the next annual meeting of the stockholders and until his successor is elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified. Each other officer shall each hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders and until his successor is elected or appointed and qualified, or until he dies, resigns, it removed or becomes disqualified, unless a shorter term is specified in the vote electing or appointing said officer.

         Any Director or officer may resign by giving written notice of his resignation to the Chairman of the Board, if any, the President, the Clerk or the Secretary, if any, or the Board of Directors at a meeting of the Board, and such resignation" shall become effective at the time specified therein. Any Director may at any time be removed with or without cause by the affirmative vote of the holders of a majority in interest of the capital stock issued and outstanding and entitled to vote; provided, that a Director of a class elected by a particular class of stockholders may be removed only by the affirmative vote of the holders of a majority in interest of -the stock of such class. Any other officer may at any time be removed with or without cause by vote of the Board of Directors. A Director or officer may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove him.

         3. Vacancies. Any vacancy in the office of Director of a given class may be filled by the stockholders who elect such Directors of such class at a meeting called for that purpose, Pending action by the stockholders, such vacancy may be filled by vote of a majority of the remaining Directors of such class or by appointment by all of the Directors of such class if less than a quorum shall remain in office. Any vacancy in the position of any officer may be filled by the Board of Directors. During the absence or inability to act of any officer, the Board of

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Directors may by vote appoint a person to perform the duties of such officer subject, however, to the right of the stockholders to supersede such appointment with respect to a Director elected by the stockholders.

                        ARTICLE III -- Board of Directors

         1. Powers. The Board of Directors may exercise all the powers of the corporation except such as are required by law or by the Articles of Organization or these By-Laws to be otherwise exercised, and shall have the general direction, control and management of the property and business of the corporation. All property of the corporation, which shall be in the custody of the Board of Directors, shall be subject at all times to inspection by the President and the Treasurer or either of them. Unless otherwise provided by law, the Board of Directors shall have power to purchase and to lease, pledge, mortgage and sell such property (including the stock of the corporation) and to make such contracts and agreements as they deem advantageous, to fix the price to be paid for or in connection with any property or rights purchased, sold, or otherwise dealt with by the corporation, to borrow money, issue bonds, notes and other obligations of the corporation, and to secure payment thereof by the mortgage or pledge of all or any part of the property of the corporation. The Board of Directors may determine the compensation of Directors and the compensation and duties, in addition to those prescribed by these By-Laws, of all officers, agents and employees of the corporation.

         2. Meetings. Meetings of the Directors need not be held in the state of incorporation.

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                  (a)      Regular Meetings. Regular meetings of the Board of
         Directors may be held without call or notice at such places and at such times as may be fixed by the Board of Directors from time to time, provided that any Director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without a call or notice at the same place as the annual meeting of stockholders, or the special meeting held in lieu thereof, immediately following such meeting of stockholders.

         (b) Special Meetings. Special Meetings of the Board of Directors may be called by the Chairman of the Board, if any, the President, the Clerk, or any Directors. Notice of the time and place of all special meetings shall be given by the Clerk or the Secretary or the officer or Directors calling the meeting. Notice must be given orally, by telephone, by telegraph or in writing, and such notice shall be sufficient if given in time to enable the Director to attend, or in any case if sent by mail or telegraph, at least three days before the meeting, addressed to a Director's usual or last known place of business or residence. No notice of any meeting of the Board of Directors need be given to any Director if such Director, by a writing (including, without limitation, by telegraph, telex, telecopy or cable) filed with the records of the meeting (and whether executed before or after such meeting), waives such notice, or if such Director attends the meeting without protesting prior thereto or at its commencement the lack of notice to him.

         3. Quorum of Directors. At any meeting of the Board of Directors, a majority of the number of Directors then constituting a full Board shall constitute a quorum, but a lesser number may adjourn any meeting from time to time without further notice. Unless otherwise provided

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by law or by the Articles of Organization or by these By-Laws, business may be transacted by vote of a majority of the Directors then present at any meeting at which there is a quorum.

         4. Action Without a Meeting. Unless otherwise provided by law or by the Articles of Organization or by these By-Laws, any action required or permitted to be taken at any meeting of the Directors may be taken without a meeting if all the Directors then in office consent to the action in writing and the written consents are filed with the records of the meetings of Directors. Such consents shall be treated for all purposes as a vote at a meeting.

         5. Committees of Directors. The Board of Directors may, by vote of a majority of the number of Directors then constituting a full Board, elect from its membership an Executive Committee, and such other committees as it may determine, comprised of such number of its members as it may from time to time determine, and delegate to any such committee or committees some or all of its powers except those which by law, the Articles of Organization or these By--Laws, it is prohibited from delegating. Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as may be in the manner as is provided by these By-Laws for the Directors

         6. Telephone Conference Meetings. The Board of Directors or any committee thereof may participate in a meeting of such Board of Directors or committee thereof by means of a conference telephone (or similar communications equipment) call by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

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                         ARTICLE IV - Executive Offices

         1. Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors, and shall have such authority and perform such duties as the Board of Directors may from time to time determine.

         2. President. Except for meetings at which the Chairman of the Board, if any, presides in accordance with Section 1 of this Article IV, the President shall, if invited by the Board of Directors to attend and if present, preside at all meetings of stockholders and of the Board of Directors. He shall, subject to the control and direction of the Board of Directors, have general supervision and control over the business of the corporation, except as otherwise provided by these By-Laws, and he shall have and perform such other powers and duties as may be prescribed by these By-Laws or from time to time be determined by the Board of Directors.

         3. Vice Presidents. The Vice Presidents, if any, in the, order of their election, or in such other order as the Board of Directors may determine by specific vote or by title, shall have and perform the powers and duties of the President (or such of the powers and duties as the Board of Directors may determine) whenever the President is absent or unable to act. The Vice Presidents, if any, shall also have such other powers and duties as may from time to time be determined by the Board of Directors.

         4. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the control and direction of the Board of Directors, have and perform such powers and duties as may be prescribed in these By-Laws or be determined from time to time by the Board of Directors. He shall have custody of all moneys, obligations, contracts and other valuable documents of the

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corporation except his own bond and the record books, and shall collect all moneys from time to time due and owing to the corporation and disburse the same pursuant to the contracts and obligations of the corporation or the order of the Board of Directors or the stockholders. He shall have custody of the stock and transfer books of the corporation, unless and until a transfer agent is appointed, and shall keep accurate books of account of all the transactions of the corporation. All property of the corporation in his custody shall be subject at all times to the inspection and control of the Board of Directors. Unless otherwise voted by the Board of Directors, each Assistant Treasurer, if any, shall have and perform the powers and duties of the Treasurer whenever the Treasurer is absent or unable to act, and may at any time exercise such of the powers of the Treasurer, and such other powers and duties, as may from time to time be determined by the Board of Directors.

         5. Clerk and Assistant Clerks. The Clerk shall be a resident of Massachusetts unless the corporation has a resident agent appointed for the purpose of service of process. He shall have and perform the powers and duties prescribed in these By-Laws, and such other powers and duties as may from time to time be determined by the Board of Directors. He shall attend all meetings of the stockholders and shall record upon the record book of the corporation all votes of the stockholders and minutes of the proceedings at such meetings. He shall have custody of the record books of the corporation. Assistant Clerks, if any, shall have such powers as the Directors may from time to time designate. In the absence of the Clerk from any meeting of stockholders, an Assistant Clerk, if one be elected, otherwise a Temporary Clerk designated by the person presiding at the meeting, shall perform the duties of the Clerk.

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         6.       Secretary. The Board of Directors may elect a Secretary, but if no Secretary is elected, the Clerk (or, in the absence of the Clerk, any Assistant Clerk) shall act as the Secretary. The Secretary shall attend all meetings of the Directors and shall record all votes of the Board of Directors and minutes of the proceedings at such meetings. The Secretary (or the Clerk) shall notify the Directors of their meetings, and shall have and perform such other powers and duties as may from time to time be determined by the Board of Directors. If a Secretary is elected but is absent from any such meeting, the Clerk (or any Assistant Clerk) may perform the duties of the Secretary; otherwise, a Temporary Secretary may be appointed by the meeting.

                            ARTICLE V - Capital Stock

         1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the corporation owned by him. All certificates for shares of stock of the corporation shall state the number and class of shares evidenced thereby (and designate the series, if any), shall be signed by the President or a Vice President and either the Treasurer or an Assistant Treasurer, may (but need not) bear the seal of the corporation and shall contain such further statements as shall be required by law. The Board of Directors may determine the form of certificates of stock except insofar as prescribed by law or by these By-Laws, and may provide for the use of facsimile signatures thereon to the extent permitted by law. If the corporation is authorized to issue more than one class or series of stock, every stock certificate issued while it is so authorized shall set forth on the face or back thereof either --

                  (a) the full text of the preferences, voting powers, qualifications and special, and relative rights of the shares of each class and series, if any, authorized to be issued as set forth in the Articles of Organization; or

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                  (b)      a statement of the existence of such preferences,
         powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

         2. Transfers. The transfer of all shares of stock in the corporation shall be subject to the restrictions, if any, imposed by the Articles of Organization, these By-Laws or any agreement to which the corporation is a party. Every certificate for shares which are subject to any such restrictions on transfer shall have the restrictions noted conspicuously on the certificate and shall also set forth upon the face or back thereof either the full text of the restrictions or a statement of the existence of such restrictions and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge. Subject to any such restrictions, title to a certificate of stock and to the shares represented thereby shall be transferable on the books of the corporation (except when closed as provided by these By--Laws) upon surrender of the certificate therefor duly endorsed, or accompanied by a separate document containing an assignment of the certificate or a power of attorney to sell, assign or transfer the same, or the shares represented thereby, signed by the person appearing by the certificate to be the owner of the shares represented thereby, with all such endorsements or signatures verified if required by the corporation; but the person registered on the books of the corporation as the owner of the shares shall have the exclusive right to receive dividends thereon and to vote thereon as such owner, shall be held liable for such calls and assessments as may lawfully be made thereon, and except only as may be required by law, may in all respects be treated by the corporation as the exclusive Owner thereof. It shall be the duty of each stockholder to notify the corporation of his post office address.

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         3.       Fixing Record Date. The Board of Directors may fix in advance a time of not more than sixty days preceding the date Of any meeting of stockholders or the date for payment of any dividend or the making of any distribution to stockholders or, the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof, or the right to receive such dividend or distribution, or the right to give such consent or dissent, and in such case, only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date; or without fixing such record date the Board of Directors may, for any such purposes, close the transfer books for all or any part of such sixty--day period.

         If no record date is fixed and the transfer books are not closed -

                  (a) the record date for determining stockholders having the right to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given; and

                  (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors acts with respect thereto.

         4. Lost Certificates. In case any certificate of stock of the corporation shall be lost or destroyed, a new certificate may be issued in place thereof on reasonable, evidence of such loss or destruction, and upon the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar. In case any certificate

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shall be mutilated, a new certificate, may be issued in place thereof upon such terms as the Board of Directors may prescribe.

         5. Issue of Stock. Unless otherwise voted by the incorporators or stockholders, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any capital stock of the corporation held in its treasury may be issued or disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

         6. Dividends. Subject to any applicable provisions of the Articles of Organization and pursuant to law, dividends upon the capital stock of the corporation may be declared by .the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors may from time to time, in the absolute discretion of the Board, think proper as a reserve fund to meet contingencies, for equalizing dividends, for repairing or maintaining any property of the corporation, for working capital or for such other purposes as the Board of Directors shall think conducive to the interests of the corporation.

                      ARTICLE VI - Miscellaneous Provisions

         1. Fiscal Year. The fiscal year of the corporation shall end on December 31 of each year.

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         2.       Seal. The seal of the corporation shall bear its name, the word "Massachusetts" and the year 1986 (the year of its incorporation) and may bear such other device or inscription as the Board of Directors may determine.

         3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations for the payment of money made, accepted or endorsed by the corporation shall be executed on behalf of the corporation by such person or persons, as may be authorized from time to time by vote of the Board of Directors.

         4. Contributions. The Board of Directors shall have authority to make donations from the funds of the corporation, in such amounts as the Board of Directors may determine to be reasonable and irrespective of corporate benefit, for the public welfare or for community fund, hospital, charitable, religious, educational, scientific, civic or similar purposes, and in time of war or other natural emergency in aid thereof.

         5. Evidence of Authority. A certificate by the Clerk, an Assistant Clerk or the Secretary, or a Temporary Clerk or Temporary Secretary, as to any action taken by the stockholders, Board of Directors, any Committee of the Board of Directors or any officer or representative of the corporation shall, as to all persons who rely thereon in good faith, be conclusive evidence of such action. The exercise of any power which, by law or under these By-Laws or under any vote of the stockholders or of the Board of Directors, may be exercised in case of absence or any other contingency, shall bind the corporation in favor of anyone relying thereon in good faith, whether or not the absence or contingency existed.

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         6.       Indemnification of Officers and Directors. The corporation shall indemnify and hold harmless each person who heretofore has served, ,is currently serving or hereafter serves:

         (a)      as an officer or Director of the corporation;

         (b) at the request Of the corporation, as an officer or Director of another organization; or

         (c) at the request of the corporation, in any capacity with, respect to an employee benefit plan;

from and against any and all claims and liabilities to which such person may be or become subject by reason of such service (including, without limitation, by reason of such person's alleged acts or omissions in the course of such service), and shall indemnify and reimburse each such person against and for any and all legal and other expenses reasonably incurred by such person in connection with any such claims and liabilities, actual or threatened, whether or not at or prior to the time when so indemnified, held harmless and reimbursed such person has ceased to serve in such capacity, except with respect to any matter as to which such person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation (or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such plan); provided, however, that prior to such final adjudication the corporation may compromise and settle any such claims and liabilities and pay such expenses, if such settlement or payment or both appears, in the judgment of a majority of those members of the Board of Directors who are not involved in such matters, to be in the best interest of the

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corporation (or of the participants or beneficiaries of any such plan, as the case may be) as evidenced by a resolution to that effect adopted after receipt by the corporation of a written opinion of counsel for the corporation, that, based on the facts available to such counsel, such person has not been guilty of acting in a manner that would prohibit indemnification.

         Such indemnification may include payment by the corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if be shall be adjudicated to be not entitled to indemnification under this Section 6, which undertaking may be accepted without reference to the financial ability of such person to make repayment.

         The right of indemnification herein provided shall be in addition to-and not exclusive of any other rights to which any such person may otherwise be lawfully entitled. As used in this Section 6, all references to persons who are to be indemnified, shall include their respective heirs, executors and administrators.

         7. Definitions. All references in these By-Laws to the following terms shall have the following meanings unless Specifically otherwise provided:

         By-Laws - These By-Laws, as altered or amended from time to time.

         Articles of Organization -- The Articles of Organization of the corporation recorded with the office of the Massachusetts Secretary of State, as may be amended from time to time.

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         Number of Directors then Constituting a Full Board -- The number of
         Directors last fixed by the incorporators or stockholders pursuant to
         Section 1 of Article II of these By-Laws.

         Annual Meeting of Stockholders - Either the annual meeting of the stockholders held on the date fixed therefor, or if it is not held on such fixed date, a special meeting held in place thereof.

         In addition, whenever the masculine gender is used, it shall include the feminine and the neuter wherever appropriate.

                            ARTICLE VII - Amendments

         These By-Laws may be altered, amended or repealed, in whole or in part, by the stockholders at any annual or special meeting by vote of the holders of a majority in interest of all stock issued and outstanding and entitled to vote. No change in the date of the annual meeting may be made within sixty (60) days before the date fixed in these By-Laws for such meeting. The nature or substance of the proposed alterations, amendment or repeal shall be stated in the notice of the meeting.

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         These By-Laws may also be amended from time to time by vote of the
Board of Directors of the corporation, with the exception of any provision relating to rights, powers or duties of the stockholders of the corporation or any provision which by law, the Articles of Organization or these By-Laws requires action by the stockholders.

                                     A true copy.

                                     ATTEST:

                                     /s/ [Signature not legible]
                                     ------------------------------
                                     Clerk

                                                                          T3B-69

                                By-Laws Amendment
                     Action by Unanimous Consent in Writing
                            of the Board of Directors

                                November 1, 1990

         The undersigned, constituting the entire Board of Directors of the corporations listed on Exhibits A, B, C and D attached hereto (collectively, the "Corporations"), by unanimous consent in writing without the formality of convening a meeting, pursuant to the authority of the appropriate laws of the respective states of incorporation of the Corporations, do hereby severally and collectively consent to the following action by the Corporations:

         RESOLVED, that effective as of this date, the appropriate sections of the by-laws of the corporations listed on Exhibits A and B attached hereto be and hereby are amended to provide as follows:

                  "The officers of the corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board and Chief Executive Officer, one or more Presidents and Chief Operating Officers, a Vice President, a Secretary and a Treasurer. The Board may also choose additional Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers."

         and it is further

         RESOLVED, that effective as of this date, the by--laws of the corporations listed on Exhibits A and B attached hereto be and hereby are amended to provide for a section pertaining to the office of Chairman of the Board and Chief Executive Officer, which section shall be and read in its entirety as follows:

             "THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                  The Chairman of the Board and Chief Executive Officer shall preside at all meetings of the Board and of the stockholders and shall be the chief executive officer of the Corporation. Subject to the control of the Board, be shall have general supervision over the business of the Corporation and shall have such powers and duties as chief executive officers of corporations usually have or as the Board assigns to him."

         and it is further

         RESOLVED, that effective as of this date, the by--laws of the corporations listed on Exhibits A and B attached hereto are amended so that the section pertaining to the President shall be and read in its entirety as follows:

                   "THE PRESIDENT AND CHIEF OPERATING OFFICER

         The President and Chief Operating Officer shall, subject to the control of the Board, have general supervision over the operations of the Corporation and shall have such other powers and duties as chief operating officers of corporations usually have or as the Board assigns to him."

         and it is further

         RESOLVED, that effective as of this date, R. Richard Ablon be and hereby is elected Chairman of the Board and Chief Executive Officer of the corporations listed on Exhibits A and B hereto; and it is further

         RESOLVED, that effective as of this date, Scott G. Mackin and Bruce W. Stone be and hereby are elected Co-Presidents and Co--Chief Operating Officers of the corporations listed on Exhibits A, B and C hereto; and it is further

         RESOLVED, that effective as of this date, Patricia M. Collins be and hereby is elected Secretary of the corporations listed on Exhibits A and C hereto; and it is further

         RESOLVED, that effective as of this date, Louis D. Montresor be and hereby is elected Secretary of the corporations listed on Exhibit B hereto; and it is further

         RESOLVED, that effective as of this date, J.L. Effinger be and hereby is elected Assistant Secretary of the corporations listed on Exhibit A, B and D hereto; and it is further

         RESOLVED, that the officers of the Corporations and each of them be and they hereby are authorized to execute and deliver all documents and take all actions which in their opinion are necessary or desirable to expand or implement the foregoing resolutions.

/s/ R. RICHARD ABLON                            /s/ SCOTT G. MACKIN
----------------------                          ----------------------
R. RICHARD ABLON                                SCOTT G. MACKIN

                            /s/ BRUCE W. STONE
                            ----------------------
                            BRUCE W. STONE

                                                                          T3B-69

                                    EXHIBIT A

Ogden Land Management, Inc.
Ogden Land Management of Warren, Inc.
Ogden Projects of Haverbill, Inc.
Ogden Projects of Rutland, Inc.
Ogden Wallingford Associates, Inc.
OPW Associates, Inc.
Ogden Marion Land Corp.
Ogden Martin Systems of Bristol, Inc.
Ogden Martin Systems of Eastern/Central Connecticut, Inc.
Ogden Martin Systems of Fairfax, Inc.
Ogden Martin Systems of Haverhill, Inc.
Haverhill Power, Inc.
LMI, Inc.
Ogden Omega Lease, Inc.
Ogden Haverbill Properties, Inc.
Ogden Martin Systems of Huntington, Inc.
Ogden Martin Systems of Huntington Resource Recovery One Corp. Ogden Martin Systems of Huntington Resource Recovery Two Corp. Ogden Martin Systems of Huntington Resource Recovery Three Corp. Ogden Martin Systems of Huntington Resource Recovery Four Corp. Ogden Martin Systems of Huntington Resource Recovery Five Corp. Ogden Martin Systems of Huntsville, Inc.
Ogden Martin Systems of Kent, Inc.
Ogden Martin Systems of Knox, Inc.
Ogden Martin Systems of L.A., Inc.
Ogden Martin Systems of Marion, Inc.
Ogden Martin Systems of Monmouth, Inc.
Ogden Martin Systems of Montgomery, Inc.
Ogden Martin Systems of Oakland, Inc.
Ogden Martin Systems of Oyster Bay, Inc.
Ogden Martin Systems of Pennsauken, Inc.
Ogden Martin Systems of Snohomish, Inc.
Ogden Martin Systems of Tulsa, Inc.
Ogden Recycling Systems, Inc.
Ogden Recycling Systems of Fairfax, Inc.
Ogden Recycling Systems of Indianapolis, Inc.

                                    EXHIBIT B

Clarion Disposal Services, Inc.
Ogden Projects of Campo, Inc.
Ogden Projects of Jacksonville, Inc.
Ogden Martin Systems of Alexandria/Arlington, Inc.
OMS Equity of Alexandria/Arlington, Inc.
Ogden Martin Systems of Atlantic, Inc.
Ogden Martin Systems of Babylon, Inc.
Ogden Martin Systems of Berks, Inc.
Ogden Martin Systems of Ford Heights, Inc.
Ogden Martin Systems of Hillsborough, Inc.
Ogden Martin Systems of Indianapolis, Inc.
NRG/Recovery Group, Inc.
Ogden Martin Systems of Lancaster, Inc.
Ogden Martin Systems of Lee, Inc.
Ogden Martin Systems of Morris, Inc.
Ogden Martin Systems of Onondaga, Inc.
Ogden Martin Systems of Pasco, Inc.
Ogden Martin Systems of Rhode Island, Inc.
Ogden Martin Systems of San Bernardino, Inc.
Ogden Martin Systems of San Diego, Inc.
Ogden Martin Systems of Sharyn, Inc.
Ogden Martin Systems of Stanislaus, Inc.
OMS Equity of Stanislaus, Inc.

                                    EXHIBIT C

Ogden Martin Systems of Hudson, Inc.
Ogden Martin Systems of Union, Inc.

                              HAVERHILL POWER, INC.
                                    LMI, INC.
                             OGDEN OMEGA LEASE, INC.

                    Action by Unanimous Consent in Writing of
             of Sole Shareholder in Lieu of the 1990 Annual Meeting

                                  May 25, 1990

         The undersigned, constituting the holder of all the outstanding shares of Haverhill Power, Inc., LMI, Inc., and Ogden Omega Lease, Inc. (collectively, the "Corporation"), by unanimous consent in writing without the formality of convening a meeting, pursuant to the authority of the appropriate laws of the respective states of incorporation of the Corporations, does hereby consent to the following actions by the Corporations:

         RESOLVED, that effective as of this date, the appropriate section of the by-laws of the Corporations be amended to change the number of directors of each corporation to "three"; and it is further

         RESOLVED, that effective as of this date, the following persons be and are hereby elected Directors of the Corporations to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified to serve:

                                     Ralph E. Ablon
                                     Scott G. Mackin
                                     David L. Sokol

and it is further

         RESOLVED, that the officers of the Corporations and each of them be and they hereby are authorized to execute and deliver all documents and take all actions which in their opinion are necessary or desirable to expand or implement the foregoing resolutions.

                                    OGDEN MARTIN SYSTEMS OF HAVERHILL, INC.

                                    By:  Scott G. Mackin
                                         ------------------------------
                                         Scott G. Mackin
                                         First Executive Vice President

                                    EXHIBIT D

Ogden Acquisition Company
Ogden Environmental Services, Inc.
Ogden Environmental Services of Houston, Inc.

                                    Delaware

                                 The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA SECURE SERVICES, INC." AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF INCORPORATION, FILED THE TWENTY-FIFTH DAY OF AUGUST, A.D. 1986, AT 3 O'CLOCK P.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN ENVIRONMENTAL SERVICES, INC." TO "OGDEN WASTE TREATMENT SERVICES, INC.", FILED THE THIRD DAY OF JANUARY, A. D. 1992, AT 12:30 O'CLOCK P.M.

         CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SIXTH DAY OF FEBRUARY, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE FOURTH DAY OF MAY, A.D. 1998, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN WASTE TREATMENT SERVICES, INC." TO "COVANTA SECURE SERVICES, INC.", FILED THE FOURTEENTH DAY OF MARCH, A. D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                     ___________________________________________
                                     Harriet Smith Windsor, Secretary of State

                          CERTIFICATE OF INCORPORATION

                                       OF

                       OGDEN ENVIRONMENTAL SERVICES, INC.

                  1.       The name of the corporation is:

                           OGDEN ENVIRONMENTAL SERVICES, INC.

                  2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                  3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation law of Delaware.

                  4. The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100) and the par value of each of such shares is (One Dollar ($1.00) amounting in the aggregate to One Hundred Dollars ($100.00).

                  5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

                  6.       The name and mailing address of the incorporator is:

                                          J. L. Austin
                                          Corporation Trust Center
                                          1209 Orange Street
                                          Wilmington, Delaware 19801

                  I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 25th day of August, 1986.

                                            J. L. Austin
                                            ------------------------------------

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

         Ogden Environmental Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

         "RESOLVED, that the certificate of Incorporation of Ogden Environmental Services, Inc. be amended by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

                  `1.      The name of the corporation is:

                           OGDEN WASTE TREATMENT SERVICES, INC.'"

         SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Ogden Environmental Services, Inc. has caused this certificate to be signed by Jeffrey R. Horowitz, its Senior Vice President, and attested by Louis D. Montresor, its Assistant Secretary, this 2nd day of January, 1992.

                                            OGDEN ENVIRONMENTAL SERVICES, INC.

                                            By: /s/ Jeffrey R. Horowitz
                                                -------------------------------
                                                Jeffrey R. Horowitz
                                                Senior Vice President

ATTEST:

By: /s/ Louis D. Montresor
    -----------------------------
    Louis D. Montresor
    Assistant Secretary

          CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE AND OF

                                REGISTERED AGENT

It is hereby certified that:

1.       The name of the corporation (hereinafter called the "corporation") is

                      OGDEN WASTE TREATMENT SERVICES, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 1-15, 1996

                                                      Authorized Officer
                                                      --------------------------

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                     STOCKTON SOIL TREATMENT FACILITY, INC.
                           (a California Corporation)

                                      INTO

                      OGDEN WASTE TREATMENT SERVICES, INC.
                            (a Delaware Corporation)

It is hereby certified that:

         1. Ogden Waste Treatment Services, Inc. [hereinafter sometimes referred to as the "Corporation"] is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all of the outstanding share of Common stock of Stockton Soil Treatment Facility, Inc., which is a business corporation of the State of California.

         3. The laws of the jurisdiction of organization of Stockton Soil Treatment Facility, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

         4. The Corporation hereby merges Stockton Soil Treatment Facility, Inc. into the Corporation.

         5. The following is a copy of the resolutions adopted on April 20, 1998 by the Board of Directors of the Corporation to merge the said Stockton Soil Treatment Facility, Inc. into the Corporation:

                  RESOLVED that Stockton Soil Treatment Facility, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers, and franchises of Stockton Soil Treatment Facility, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Stockton Soil Treatment Facility, Inc. in its name.

                  RESOLVED that this Corporation assume all of the obligations of Stockton Soil Treatment Facility, Inc.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of California, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Stockton Soil Treatment Facility, Inc. and of this Corporation and in any other appropriate jurisdiction.

Executed on April 27, 1998.

                                        OGDEN WASTE TREATMENT SERVICES, INC.

                                        By: /s/ Bruce W. Stone
                                            ------------------------------------
                                        Bruce W. Stone, Executive Vice President

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                      OGDEN WASTE TREATMENT SERVICES, INC.

It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is OGDEN WASTE TREATMENT SERVICES, INC.

                  2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA SECURE SERVICES, INC.

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of
Section 242 and 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March _____, 2001.

                                           _____________________________________
                                           Name:  Patricia Collins
                                           Title: Asst. Secretary

                                    DELAWARE
                                 THE FIRST STATE

                  I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA GEOTHERMAL OPERATIONS, INC." AS RECEIVED AND FILED IN THIS OFFICE. THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

                  CERTIFICATE OF INCORPORATION, FILED THE TWENTY-SIXTH DAY OF NOVEMBER, A.D. 1990, AT 4:30 O'CLOCK P.M.

                  CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "ERCE HYDRO PARTNER I, INC." TO "OGDEN GEOTHERMAL OPERATIONS, INC." FILED THE FIFTEENTH DAY OF OCTOBER, A.D. 1991, AT 9 O`CLOCK A.M.

                  CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-SEVENTH DAY OF JANUARY, A.D. 1993, AT 9 O'CLOCK A.M.

                  CERTIFICATE OF AMENDMENT CHANGING ITS NAME FROM "OGDEN GEOTHERMAL OPERATIONS, INC." TO "COVANTA GEOTHERMAL OPERATIONS, INC.", FILED THE FOURTEENTH DAY OF MARCH, A. D. 2001, AT 9 O'CLOCK A.M.

                  AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                                  /s/ Harriet Smith Windsor
                                                  ------------------------------
                                                  Harriet Smith Windsor,
                                                  Secretary of State

                          CERTIFICATE OF INCORPORATION

                                       OF

                           ERCE HYDRO PARTNER I, INC.

                  1.       The name of the corporation is:

                           ERCE HYDRO PARTNER I, INC.

                  2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                  3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                  4. The total number of shares of stock which the corporation shall have authority to issue is One Thousand Five Hundred (1,500) all of such shares shall be without par value.

                  5. The board of directors is authorized to make, alter or repeal the by -- laws of the corporation. Election of directors need not be by written ballot.

                  6.       The name and mailing address of the incorporator is:

                        M.C. Kinnamon
                        Corporation Trust Center
                        1209 Orange Street
                        Wilmington, Delaware 19801

                  I, THE UNDERSIGNED, being the incorporator herein-before named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware. do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set ay hand this 26th day of November, 1990.

                                                       /s/ M. C. Kinnamon
                                                       ------------------------
                                                       M. C. Kinnamon

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           ERCE HYDRO PARTNER I, INC.

                  ERCE Hydro Partner I, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

                  The amendment to the Corporation's Certificate of Incorporation set forth in the following resolution approved by the Corporations Board of Directors and stockholders was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware:

                  That the Corporation amend its Certificate of Incorporation as follows:

                  1.       The name of the corporation is:

                           Ogden Geothermal Operations, Inc.

                  IN WITNESS WHEREOF, ERCE Hydro Partner I, Inc. has caused this Certificate to be signed and attested by its duly authorized officer, this 30th day of September, 1991.

                                                ERC HYDRO PARTNER I, INC.

                                                /s/ J. Mark Elliott, President
                                                --------------------------------
                                                J. Mark Elliott, President

                                                ATTEST:

                                                /s/ Sharon G. Province
                                                --------------------------------
                                                Sharon G. Province, Secretary

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                        OGDEN GEOTHERMAL OPERATIONS, INC.

                  It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is

                  OGDEN GEOTHERMAL OPERATIONS, INC.

                  2. The registered office of the corporation within the State of Delaware is hereby changed to 32 Loockerman Square, Suite L-100, City of Dover 19901, County of Kent.

                  3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

                  4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors. Signed on Jan. 11, 1993.

                                               /s/ Peter Allen
                                               --------------------------------
                                               Peter Allen, Vice-President

Attest:

/s/ J.L. Effinger
-------------------------------
J.L. Effinger, Asst. Secretary

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                        OGDEN GEOTHERMAL OPERATIONS, INC.

It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is OGDEN GEOTHERMAL OPERATIONS, INC.

                  2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA GEOTHERMAL OPERATIONS, INC.

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of
Section 242 and 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March,2001.

                                                         /s/ Patricia Collins
                                                         -----------------------
                                                         Name:  Patricia Collins
                                                         Title: Asst. Secretary

                                    DELAWARE

                                 THE FIRST STATE

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA POWER EQUITY CORPORATION" AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF INCORPORATION, FILED THE THIRTIETH DAY OF NOVEMBER, A.D. 1999, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "GEOTHERMAL POWER, INC." TO "OGDEN POWER EQUITY CORPORATION", FILED THE TWENTY-SIXTH DAY OF JULY, A.D. 1994, AT 12:30 O'CLOCK P.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN POWER EQUITY CORPORATION" TO "COVANTA POWER EQUITY CORPORATION", FILED THE FOURTEENTH DAY OF MARCH, A.D. 2001, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-NINTH DAY OF MAY, A.D. 2001, AT 9 O'CLOCK A.M.

         CERTIFICATE OF CORRECTION, FILED THE TWENTY-SECOND DAY OF JUNE, A.D. 2001, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE FIFTH DAY OF JULY, A.D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID

                                      /s/ Harriet Smith Windsor
                                      -----------------------------------------
                                      Harriet Smith Windsor, Secretary of State
2214964 B100H                                 AUTHENTICATION: 2951557
040135479                                     DATE: 02-25-04

                                    DELAWARE
                                                                          PAGE 2
                                 THE FIRST STATE

CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                      /s/ Harriet Smith Windsor
                                      ------------------------------------------
                                      Harriet Smith Windsor, Secretary of State
2214964 B100H                                 AUTHENTICATION: 2951557
040135479                                     DATE: 02-25-04

                          CERTIFICATE OF INCORPORATION

                                       OF

                             GEOTHERMAL POWER, INC.

                                    Article I
                               Name of Corporation

         The name of the Corporation is Geothermal Power, Inc.

                                   Article II
                                Registered Office

         The registered office of the Corporation in the State of Delaware shall be at 32 Loockeman SQ. Suite L-l00, City of Dover, County of Kent. The name of its registered agent in charge thereof shall be The Prentice-Hall Corporation System, Inc.

                                   Article III
                                    Purposes

         The purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, provided, however, the Corporation may not engage in any commercial activity other than to acquire and manage either directly or indirectly through one or more other corporations or partnerships an equity interest in a binary geothermal power plant.

                                   Article IV
                                      Stock

         A. The aggregate number of shares which the Corporation is authorized to issue is 1,000 shares of Class A common stock (par value $1.00 each) and 250 shares of Class B common stock (par value $.0l each).

         B. The preferences, limitations and relative rights of the holders of the Corporation's Class A common stock are as follows:

                  1. Holders of Class A common stock shall be entitled to nominate and elect all directors of the Corporation except for the one director nominated and elected by the holders of the Corporation's Class B common stock.

                  2. The holders of Class A common stock shall be subject to assessment of additional capital funds if the Board of Directors of the Corporation shall have assessed the holders of Class A and Class B common stock on an equal per share (or pro rata) basis to cover any losses of or capital contributions to the partnership in which the Corporation has a direct or indirect interest (presently known as Second Imperial Geothermal Company). This assessment shall be valid and binding regardless of whether the holders of the Corporation's Class B common stock make the election authorized in Article IV, Paragraph B.6(ii) of this Certificate of Incorporation.

         C. The preferences, limitations and relative rights of the holders of the Corporation's Class B common stock are as follows:

                  1. Holders of Class B common stock shall not be entitled to vote on any matter presented to the stockholders for a vote pursuant to the General Corporation Law of Delaware or the Certificate of Incorporation or Bylaws of the Corporation except as provided in
                           Article IV, Paragraph B.1 or Article IV, Paragraph
                           8.4 of this Certificate of Incorporation or as otherwise required by the General Corporation Law of Delaware. Holders of Class B common stock, voting as a class, shall be entitled to (i) to nominate and elect one director of the Corporation, and (ii) to vote on any proposed amendment to Article III of this Certificate of Incorporation.

                  2. Holders of Class B common stock shall be entitled to participate on an equal per-share (pro rata) basis with the holders of Class A common stock in any dividends or other distributions to the stockholders of the Corporation.

                  3. The Corporation shall redeem all of the outstanding Class B common stock for an aggregate of One Dollar ($1.00) on or within ten days after January 1, 1992 unless prior to that date the partnership in which the Corporation has a direct or indirect interest (presently known as Second Imperial Geothermal Company) has closed on financing (i) to construct a power plant to supply power pursuant to the contract between Second Imperial Geothermal Company and Southern California Edison Company dated April 16, 1985, as amended, together with any extensions, renewals, modifications or restatements thereof or
                           (ii) to acquire the San Diego Gas and Electric Company's binary power plant located on the Heber Geothermal Reservoir in California, provided that the contract between Second Imperial Geothermal Company and Southern California Edison Company dated April 16, 1985, as amended, together with any extensions, renewals, modifications or restatements thereof, has expired or otherwise terminated by December 31, 1991. This Article IV, Paragraph B.3 shall lapse and have no further effect in the event of the closing on such financing.

                  4. After December 31, 1994, the Corporation shall have the right, but not the obligation, with the consent of the holders of a majority of the outstanding shares of Class B common stock, to redeem all of the outstanding shares of Class B common stock for cash in an amount equal to the fair market value of the percentage equity interest in the Corporation represented by the Class B common stock.

                  5. Shares of Class B common stock, once issued by the Corporation, may not be transferred or sold to anyone other than the Corporation, or ERC Environmental and Energy Services Co., Inc. (ERCE), or without the prior written consent of ERCE, which shall not unreasonably be withheld, to any other party. There shall be no obligation on the part of the Corporation or ERCE to purchase said shares.

                  6. Provided that the partnership in which the Corporation has a direct or indirect interest (presently known as Second Imperial Geothermal Company) has closed on financing (i) to construct a power plant to supply power pursuant to the contract between Second Imperial Geothermal Company and Southern California Edison Company dated April 16, 1985, as amended, together with any extensions, renewals, modifications or restatements thereof or
                           (ii) to acquire the San Diego Gas and Electric Company's binary power plant located on the Heber Geothermal Resource in California, the holders of Class B common stock shall be subject to assessment of additional capital funds if:

                           (i) The Board of Directors of the corporation shall have assessed the holders of Class A and Class B common stock on an equal per-share (or pro rata) basis to cover any losses of or capital contributions to the partnership in which the Corporation has a direct or indirect interest (presently known as Second Imperial Geothermal Company); and

                           (ii) The following exemption from said assessment does not apply: the holders of Class B common stock shall be exempt from said assessment if they have surrendered to the Corporation the number of shares equal to the lesser of (A) the number of shares of Class B common stock not paying the assessment, or (B) that number of shares of Class B common stock determined by multiplying (a) a fraction, (1) the numerator of which shall be the number of shares of Class B common stock not paying the assessment times the per-share assessment and (2) the denominator of which shall be the fair market value of that percentage of equity interest which is equal to the percentage of indirect ownership held by the holders of Class B common stock in the partnership in which the Corporation has a direct or indirect interest (presently known as Second Imperial Geothermal Company), which value, exclusively for the purpose of this Article IV, Paragraph B.6(ii) of the

                                    Certificate of Incorporation, shall be
                                    determined by the Board of Directors, acting in good faith, and said determination shall be conclusive for this purpose, times (b) the number of shares of Class B common stock not paying the assessment.

                           If within thirty days following the date selected by the Board of Directors as the date for payment of any assessment made pursuant to Article IV, Paragraph B.6 of the Certificate of Incorporation, the holder(s) of any Class B common stock have neither paid the assessment nor surrendered the appropriate number of Class B shares required to claim the exemption from such assessment, that number of Class B common stock shares which would have been surrendered to claim the exemption from the assessment shall automatically be cancelled and shall revert to the Corporation as treasury shares.

                                    Article V
                                Preemptive Rights

         Shareholders shall have preemptive rights. No additional shares of Class A common stock shall be issued unless the Corporation shall have first offered to issue to the holders of Class B common stock, on the same terms and conditions as such proposed issuance of Class A common stock, additional shares of Class B common stock in an amount sufficient to permit the holders of the Class B common stock to maintain their percentage interest in the Corporation following such issuance of Class A common stock. In response to such offer, the holders of the Class B common stock may elect to purchase all or any portion of the offered shares. No amendment shall be made to Article IV, Paragraph A, of this Certificate of Incorporation that would result in there being an insufficient number of authorized shares of Class B common stock to comply with this Article V.

                                   Article VI
                         Regulation of Internal Affairs

         Provisions for the regulation of the internal affairs of the Corporation, in addition to those set forth in Article IV of the Certificate of Incorporation, shall be set forth in the Bylaws of the Corporation as they may from time to time be amended.

                                   Article VII
                               Board of Directors

         A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and the Directors need not be elected by written ballot unless such a requirement is imposed by the Bylaws of the Corporation.

         B. The initial Board of Directors shall consist of the following persons, whose respective mailing addresses are as follows:

         Name                                  Mailing Address

         J. Mark Elliott                       3211 Jermantown Road
                                               Fairfax, Virginia 22030

         John E. Gray                          3211 Jermantown Road
                                               Fairfax, Virginia 22030

         John F. Walter                        3211 Jermantown Road
                                               Fairfax, Virginia 22030

                                  Article VIII
                  Provisions for the Management of the Business

         The following provisions shall govern the management of the business and the conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by the laws of the State of Delaware:

                  a. The Board of Directors is expressly authorized to make, amend and repeal the Bylaws of the Corporation.

                  b. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                  c. The Corporation reserves the right to alter, amend or repeal any provision contained in this Certificate of Incorporation in the manner now or hereinafter prescribed by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation.

                                   Article IX
                                    Liability

         No Director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a Director, except for any matter in respect of which such Director shall be liable under
Section 174 of the General Corporation Law of Delaware or any amendment thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he or she (i) shall have breached his or her duty of loyalty to the corporation or its stockholders, (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or
(iv) shall have derived an improper personal benefit. Neither the amendment nor repeal of this Article IX, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article IX shall eliminate or reduce the affect of this Article IX in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article IX would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision. If the General Corporation Law of Delaware is hereafter amended to permit further elimination or limitation of the personal liability of Directors, then the liability of each Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended.

                                    Article X
                                 Indemnification

         The Corporation shall indemnify each of its officers and directors, whether or not then in office (and his or her personal representative, executor, administrator and heirs) against all reasonable expenses actually and necessarily incurred by him or her in connection with the defense of any litigation to which he or she may have been made a party because he or she is or was a director or officer of the Corporation. He or she shall have no right to reimbursement, however, in relation to matters as to which he or she has been adjudged liable to the Corporation for negligence or misconduct in the performance of his or her duties. The right to indemnity for expenses shall also apply to expenses or suits which are compromised or settled if the court having jurisdiction of the action shall approve such settlement.

         The foregoing right of indemnification shall be in addition to, and not exclusive of, all other rights to which such director or officer may be entitled, and shall not be construed as a limitation upon the power of the Corporation to grant indemnity to the full extent permitted by law.

                                   Article XI
                                  Incorporator

         The name and mailing address of the incorporator are as follows:

         Name                                 Mailing Address

         John H. Quinn, Jr.                   1730 K Street, N.W., Suite 700
                                              Washington, D.C. 20006-3898

         IN WITNESS WHEREOF, the undersigned has made, signed and acknowledged this Certificate of Incorporation this 29th day of November, 1989.

                                              /s/ John H. Quinn, Jr.
                                              ----------------------------------
                                              John H. Quinn, Jr.

                                    AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                             GEOTHERMAL POWER. INC.

Geothermal Power, Inc.. a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

The amendment to the Corporation's Certificate of Incorporation set forth in the following resolution approved by the Corporation's Board of Directors and stockholders was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware:

That the Corporation amend its Certificate of Incorporation as follows:

                                    Article I
                               Name of Corporation

The name of the corporation is Ogden Power Equity Corporation.

IN WITNESS WHEREOF, Geothermal Power, Inc. has caused this Amendment to be signed by its duly authorized officers, this 15th day of July, 1994.

                                              GEOTHERMAL POWER, INC.

                                              /s/ John F. Walter
                                              -------------------------------
                                              John F. Walter, Vice President

                                              ATTEST:

                                              /s/ Sharon G. Province
                                              -------------------------------
                                              Sharon G. Province, Secretary

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                         OGDEN POWER EQUITY CORPORATION

It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is OGDEN POWER EQUITY CORPORATION.

                  2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA POWER EQUITY CORPORATION

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of
Section 242 and 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March 2001.

                                                       /s/ Patricia Collins
                                                       ------------------------
                                                       Name:  Patricia Collins
                                                       Title: Asst. Secretary

   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/14/20O1
   010126399 - 2214964

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/29/2001
                                                          010253929 - 2214964

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                     Ogden Energy Channelview Holdings, Inc.
                               SIGC Holdings, Inc.

                             (Delaware corporations)

                                      INTO

                        Covanta Power Equity Corporation

                            (a Delaware corporation)

                  It is hereby certified that:

                  1. Covanta Power Equity Corporation hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

                  2. The Corporation is the owner of all of the outstanding shares of each class of the stock Ogden Energy Channelview Holdings, Inc. and SIGC Holdings. Inc. which is also a business corporation of the State of Delaware.

                  3. On April 30, 2001, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Energy Channelview Holdings, Inc. and SIGC Holdings, Inc. into the Corporation:

                           RESOLVED that Ogden Energy Channelview Holdings, Inc. and SIGC Holdings, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Energy Channelview Holdings, Inc. and SIGC Holdings, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Energy Channelview Holdings, Inc. and SIGC Holdings, Inc. in its name.

                           RESOLVED that this Corporation shall assume all of the obligations of Ogden Energy Channelview Holdings, Inc. and SIGC Holdings, Inc.

                           RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the law; of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

                           RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be upon filing.

Executed on May 16, 2001

                                             Covanta Power Equity Corporation

                                             By: /s/ Jeffrey R. Horowitz
                                                 -------------------------------
                                                 Jeffrey R. Horowitz, Secretary

                          CERTIFICATE OF CORRECTION OF
                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                     OGDEN ENERGY CHANNELVIEW HOLDINGS, INC.

It is hereby certified tint:

                  1. The name of the corporation (hereinafter called the "corporation") is Ogden Energy Channelview Holdings, Inc.

                  2. The Certificate of Ownership and Merger of the corporation, which was filed by the Secretary of State of Delaware on May 29, 2001, is hereby corrected.

                  3. The inaccuracy to be corrected in said instrument is as follows:

The corporation as a parent company was merged prior to its subsidiary.

                  4. The portion of the instrument in corrected form is as follows:

Ogden Energy Channelview Holdings, Inc. should not be extinguished.

Signed on June 8, 2001

                                        /s/ Bruce W. Stone
                                        ----------------------------------------
                                        Bruce W. Stone, Executive Vice President

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/22/2001
   010303410 - 2214964

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 07/05/2001
                                                           010323403 - 2214964

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                     Ogden Energy Channelview Holdings, Inc.

                             (Delaware corporations)

                                      INTO

                        Covanta Power Equity Corporation
                            (a Delaware corporation)

                  It is hereby certified that:

                  1. Covanta Power Equity Corporation hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

                  2. The Corporation is the owner of all of the outstanding shares of each class of the stock Ogden Energy Channelview Holdings, Inc. which is also a business corporation of the State of Delaware.

                  3. On April 30, 2001, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Energy Channelview Holdings. Inc. into the Corporation:

                           RESOLVED that Ogden Energy Channelview Holdings, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Energy Channelview Holdings, Inc. be vested in and held end enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Energy Channelview Holdings, Inc. in its name.

                           RESOLVED that this Corporation shall assume all of the obligations of Ogden Energy Channelview Holdings, Inc.

                           RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary ads within the State of Delaware and within any other appropriate jurisdiction.

                           RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be upon filing.

Executed on July 3, 2001

                                             Covanta Power Equity Corporation

                                             By: /s/ Jeffrey R. Horowitz
                                                 -------------------------------
                                                 Jeffrey R. Horowitz, Secretary

                                    DELAWARE
                                                                          PAGE 1
                                 THE FIRST STATE

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA RRS HOLDINGS, INC." AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF INCORPORATION, FILED THE EIGHTEENTH DAY OF NOVEMBER, A.D. 1992, AT 3 O'CLOCK P.M.

         CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SIXTH DAY OF FEBRUARY, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "RRS HOLDINGS INC." TO "COVANTA RRS HOLDINGS, INC.", FILED THE FOURTEENTH DAY OF MARCH, A.D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                     /s/ Harriet Smith Windsor
                                     ------------------------------------------
                                     Harriet Smith Windsor, Secretary of State
2316649 8100H                                AUTHENTICATION: 2951593
040135507                                    DATE: 02-25-04

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 03:00 PM 11/18/1992
                                                           923235482 - 2316649

                          CERTIFICATE OF INCORPORATION

                                      -of-

                                RRS HOLDINGS INC.

                                     -00000-

         FIRST:The name of the corporation is RRS Holdings Inc. (hereinafter sometimes called the "Corporation").

         SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD:The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 and the par value of each of such shares is One Dollar ($1.00).

         FIFTH:The name and mailing address of the incorporator is as follows:

                  Jared L. Landaw
                  Winthrop, Stimson, Putnam & Roberts
                  One Battery Park Plaza
                  New York, New York 10004-1490

         SIXTH:The following additional provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for the creation, definition, limitation and regulation of the powers of the Corporation, the directors and the stockholders:

                  1. Election of directors need not be by written ballot. The Board of Directors shall have power to make, alter, amend and repeal the By-Laws of the Corporation and to fix the compensation of directors for services in any capacity.

                  2. Any director may be removed at any time, with or without cause, upon the affirmative vote of the holders of a majority of the stock of the Corporation at that time having voting power for the election of directors.

                  3. Any corporate action, with respect to which the vote of the stockholders at a meeting thereof is required or permitted by any provision of the General Corporation Law of the State of Delaware or of the Certificate of Incorporation or the By-Laws of the Corporation, is authorized to be taken and may be taken without that vote and meeting, and that vote and meeting may be dispensed with, with the written consent of the holders of a majority (or, if with respect to a particular corporate action where the General Corporation Law of the State of Delaware or the certificate of Incorporation or the By-Laws of the Corporation specifies a greater percentage, by the holders of that greater percentage) of the stock that would have been entitled to vote upon that action if a meeting were held. Prompt notice shall be given to all stockholders of the taking of any corporate action pursuant to the provisions of this paragraph 3 unless that action has been consented to in writing by the holders of all of the stock that would have been entitled to vote upon that action if a meeting were held.

                  4. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         SEVENTH: The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he, or the person whose legal representative he is, (1) is or was a stockholder, director, officer, employee or agent of the Corporation (including the incorporator thereof), or (2) is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, or (3) is or was a director, officer or employee of the Corporation serving at the request of the Corporation as a fiduciary of an employee benefit plan or trust maintained for the benefit of employees of the Corporation or employees of any such other enterprise, partnership, joint venture, trust, or other enterprise, against judgments, fines, penalties, amounts paid in settlement, and expenses, including attorneys' fees, actually and reasonably incurred by him and the person whose legal representative he is, in connection with such action, suit or proceeding, or any appeal therein, to the fullest extent permitted by law.

                  Expenses which may be indemnifiable under this Section incurred in defending an action, suit or proceedings may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon agreement by or on behalf of the stockholder, director, officer, employee or agent, or his legal representative, to repay such amount if he is later found not entitled to be indemnified by the Corporation as authorized in this Article Seventh.

                  The Corporation shall not indemnify any stockholder, director, officer, employee or agent against judgments, fines, amounts paid in settlement and expenses, including attorneys' fees, to an extent greater than that authorized by this Article Seventh but the Corporation may procure insurance providing greater indemnification and may share the premium cost with any stockholder, director, officer, employee or agent on such basis as may be agreed upon.

                  IN WITNESS WHEREOF, I, the undersigned, being the incorporator named above, have hereunto set my hand and seal this 18th day of November, 1992.

                                                    /s/ Jared L. Landaw
                                                    ---------------------------
                                                    Jared L. Landaw
                                                    Sole Incorporator

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is RRS HOLDINGS INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on January 15, 1996

                                                    /s/
                                                    ---------------------------
                                                    Authorized Officer

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                               RRS HOLDINGS, INC.

It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is RRS HOLDINGS, INC.

                  2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA RRS HOLDINGS, INC.

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of
Section 242 and 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March, 2001.

                                                    /s/ Patricia Collins
                                                    --------------------------
                                                    Name:  Patricia Collins
                                                    Title:  Asst. Secretary

   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/14/20O1
  010126571 - 2316649

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

                                    DELAWARE
                                                                          PAGE 1
                                THE FIRST STATE

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA GEOTHERMAL OPERATIONS HOLDINGS, INC." AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF INCORPORATION, FILED THE TWENTY-SECOND DAY OF SEPTEMBER, A.D. 1999, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "GEOTHERMAL OPERATIONS HOLDINGS, INC." TO "COVANTA GEOTHERMAL OPERATIONS HOLDINGS, INC. ", FILED THE FOURTEENTH DAY OF MARCH, A.D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

                          CERTIFICATE OF INCORPORATION
                                       OF
                      GEOTHERMAL OPERATIONS HOLDINGS, INC.

                  The undersigned, a natural person(1) for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter l, Title 8 of the Delaware Code and to acts amendatory thereof and supplemental thereto. and known, identified and referred to as the "General Corporation Law of the State of Delaware), hereby certifies that:

                  FIRST: The name of the corporation (hereinafter called. The "corporation") is Geothermal Operations Holdings, Inc.

                  SECOND: the address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, Wilmington, Delaware, County of New Castle, 19805; and the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

                  THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  FOURTH: the total number of shares of stock which the corporation shall have authority to issue is One Hundred (100). The par value of each of such shares is One Dollar and No Cents ($1.00). All such shares are of one class and are shares of Common Stock. Each outstanding share of which, will be entitled to one vote.

                  FIFTH: The name and the mailing address of the incorporator are as follows:

                            NAME                     MAILING ADDRESS

                            Jane A. Gross            40 Lane Road
                                                     Fairfield. Now Jersey 07007

                  SIXTH: The corporation is to have perpetual existence.

                  SEVENTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be supplemented and amended.

                  EIGHTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article Eighth.

Signed on September 21, 1999.

                                                        Incorporator

                                                      /s/ Jane A. Gross
                                                    ---------------------
                                                        Jane A. Gross

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                      GEOTHERMAL OPERATIONS HOLDINGS, INC.

It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is GEOTHERMAL OPERATIONS HOLDINGS, INC.

                  2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation) is COVANTA GEOTHERMAL OPERATIONS HOLDINGS, INC.

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of
Section 242 and 228 of the Genera! Corporation Law of the State of Delaware,

                  IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March, 2001.

                                              /s/ Patricia Collins
                                              ---------------------------------
                                              Name:  Patricia Collins
                                              Title: Assistant Secretary